UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 2, 2013
(Date of earliest event reported)

Trans World Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-25244	13-3738518
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

545 Fifth Avenue, Suite 940, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

(212) 983-3355
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

This Form 8-K amends Item 5 - “Other Information – Annual Meeting of Shareholders” of Trans World Corporation’s (the “Company”) Form 10-Q for the quarterly period ended June 30, 2013, filed on August 6, 2013, with respect to the Company’s determination as to the frequency of holding a non-binding shareholder advisory “Say-on-Pay” vote in the future. No other change in the said Form 10-Q is made hereby.

In the Company's Proxy Statement dated and filed on May 9, 2013, the board of directors of the Company recommended that the shareholders of the Company vote to have an advisory Say-on-Pay vote every two years.

At the June 18, 2013 Annual Meeting of Shareholders, the Company's shareholders approved, by a majority of the votes cast, conducting an advisory Say-on-Pay Vote every year.

In light of that vote, the Company hereby confirms that future advisory Say-on-Pay votes will occur at the Company’s Annual Meeting of Shareholders each year until the next advisory vote regarding such frequency which will be held no later than the Company’s 2019 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD CORPORATION

Date: October 2, 2013	By:	/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer

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